Exhibit 99.1

The transition to a holding company structure described in this convocation notice involves securities of a foreign company. The offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in this document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country and some or all of its officers and directors are residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in connection with the transition to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original document for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

(Securities Code: 8397)

June 4, 2021

To Shareholders with Voting Rights:

Masayasu Yamashiro
President
The Bank of Okinawa, Ltd.
10-1, Kumoji 3-chome
Naha, Okinawa, Japan

NOTICE OF CONVOCATION OF

THE 90TH ANNUAL GENERAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 90th Annual General Meeting of Shareholders of The Bank of Okinawa, Ltd. (the “Bank”) will be held for the purposes as described below.

In light of the recent spread of the novel coronavirus disease (COVID-19), as part of measures for reducing the risk of infection, the Bank strongly suggests that shareholders refrain from attending the Meeting in person regardless of your health condition and exercise your voting rights either in writing or via the Internet, etc.

Please review the Reference Documents for the General Meeting of Shareholders (described hereinafter) and exercise your voting rights by Thursday, June 24, 2021 at 5:00 p.m. Japan time.

1.	Date and Time:	Friday, June 25, 2021 at 10:00 a.m. Japan time (Reception starts at 9:30 a.m.)
2.	Place:

TENPI NO MA, 3F, LOISIR HOTEL & SPA TOWER NAHA,

2-1, Nishi 3-chome, Naha, Okinawa, Japan

*In the event LOISIR HOTEL & SPA TOWER NAHA becomes unavailable due to the impact of COVID-19, the venue may be changed to the Hall on the 5th floor at the Head Office of The Bank of Okinawa. Such change will be posted on the Bank’s website (https://www.okinawa-bank.co.jp/) when confirmed. The shareholders planning to attend the Meeting in person are kindly asked to check the status on the website.

3.	Meeting Agenda:
	Matters to be reported:	1.	The Business Report and Non-Consolidated Financial Statements for the

Bank’s 90th Fiscal Year (from April 1, 2020 to March 31, 2021)
2.	Consolidated Financial Statements for the Bank’s 90th Fiscal Year (from April 1, 2020 to March 31, 2021) and results of audits of the Consolidated Financial Statements by the Accounting Auditor and the Board of Corporate Auditors
Proposals to be resolved:
Proposal No. 1:	Appropriation of Surplus
Proposal No. 2:	Election of Nine (9) Directors
Proposal No. 3:	Election of One (1) Corporate Auditor
Proposal No. 4:	Payment of Bonuses to Directors
Proposal No. 5:	Establishment of a Wholly-owning Parent Company by Share Transfer

Request to Shareholders

•	Request to refrain from attending the Meeting in person to prevent the spread of COVID-19

To prevent the spread of COVID-19, shareholders are requested to refrain from attending the Annual General Meeting of Shareholders.

•	Request to exercise voting rights

Shareholders are kindly asked to exercise their voting rights either in writing or via the Internet, etc.

•	Notes concerning souvenirs provided to attending shareholders

Souvenirs provided to attending shareholders will no longer be provided in order to reduce the risk of infection, as well as in fairness to the shareholders unable to attend in person.

•	Others

For more information, please refer to the attachment “Request to Refrain from Attending the Annual General Meeting of Shareholders in Person to Prevent the Spread of COVID-19” (in Japanese only).

Instruction for Exercise of Voting Rights

Exercise of voting rights via the Internet, etc.

Please access the Voting Rights Exercise Website (https://evote.tr.mufg.jp/) and indicate your vote for or against the proposals by following the on-screen guidance.

Exercise deadline:	Thursday, June 24, 2021 at 5:00 p.m. Japan time

Exercise of voting rights in writing:

Please indicate your vote for or against the proposals on the enclosed Voting Rights Exercise Form and return it such that it arrives by the exercise deadline.

Exercise deadline:	Thursday, June 24, 2021 at 5:00 p.m. Japan time

Exercise of voting rights by attending the meeting:

When attending on the day of the meeting, please submit your Voting Rights Exercise Form at the reception desk.

Date of meeting:	Friday, June 25, 2021 at 10:00 a.m. Japan time

(1)	If voting rights are exercised both by mail (Voting Rights Exercise Form) and electromagnetic method (the Internet, etc.), the voting rights exercised via electromagnetic method (the Internet, etc.) shall be deemed valid.

(2)	If voting rights are exercised multiple times via electromagnetic method (the Internet, etc.), the most recent voting right exercised via electromagnetic method (the Internet, etc.) shall be deemed valid.

End

● Notice

Of the documents required to be attached to this Notice of Convocation, the “Matters Related to the Bank’s Share Subscription Rights, etc.,” “Basic Policies regarding Persons Who Control the Bank’s Decisions on Financial and Business Policies,” “System to Ensure Adequacy of Business,” “Matters Related to Specified Wholly-owned Subsidiaries,” “Matters Related to Transactions with the Parent Company, etc.,” and “Others” of the Business Report as well as the “Non-Consolidated Statements of Changes in Net Assets,” “Notes to the Non-Consolidated Financial Statements,” “Consolidated Statements of Changes in Net Assets” and “Notes to the Consolidated Financial Statements” will be posted on the Bank’s website (https://www.okinawa-bank.co.jp/) in accordance with laws and regulations and Article 17 of the Articles of Incorporation of the Bank, and are thus not included in the attached documents. As a result, the documents attached to this Notice of Convocation are a subset of the Non-Consolidated Financial Statements and the Consolidated Financial Statements audited by the Accounting Auditor during preparation of the Audit Report, and a subset of the Business Report, the Non-Consolidated Financial Statements and the Consolidated Financial Statements audited by the Board of Corporate Auditors during preparation of the Audit Report.

Should any revisions be required to the Reference Documents for the General Meeting of Shareholders, Business Report, Non-Consolidated Financial Statements, and the Consolidated Financial Statements after the date that this Notice of Convocation is mailed, such revisions will be posted on the Bank’s website (https://www.okinawa-bank.co.jp/).

Reference Documents for the General Meeting of Shareholders

Proposals and References

Proposal No. 1: Appropriation of Surplus

The Bank’s basic policy on appropriation of surplus is to aim to strengthen its management structure while providing stable dividends in light of the public nature of the banking business.

Based on comprehensive consideration of the above basic policy and the business results for the fiscal year under review, the Bank proposes a year-end dividend for this fiscal year as follows.

1. Matters concerning year-end dividend

(1)	Type of dividend property

Cash

(2)	Matters concerning the allotment of dividend property to shareholders and the total amount

35 yen per share of common stock

Total amount:	835,642,010 yen

(3)	Effective date of distribution of surplus

June 28, 2021

2. Other matters concerning appropriation of surplus

(1)	Item and the amount of surplus to be increased

General reserve:	3,000,000,000 yen

(2)	Item and amount of surplus to be decreased

Retained earnings brought forward:	3,000,000,000 yen

Proposal No. 2: Election of Nine (9) Directors

The terms of office of all nine (9) Directors will expire at the conclusion of this General Meeting of Shareholders. Accordingly, the Bank proposes the election of nine (9) Directors.

The candidates for Director are as follows:

No.	Name	Current positions at the Bank
1	Yoshiaki Tamaki	Chairman
2	Masayasu Yamashiro	President
3	Yoshiteru Kinjo	Senior Managing Director
4	Kazuya Iha	Managing Director
5	Shigeru Takara	Managing Director
6	Yutaka Sakima	Executive Officer and General Manager, General Planning Division
7	Masahiro Hosomi	Outside Director
8	Hirokazu Ando	Outside Director
9	Keiko Touyama	Outside Director

No.	Name (Date of birth)	Past experience, positions, responsibilities, and significant concurrent positions			Number of shares of the Bank held
1	Yoshiaki Tamaki (Sep. 19, 1952) [Reelection] [Male] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1977	Joined the Bank	5,740 shares
		Jul.	1998	Branch Manager, Itoman Branch
		Jun.	2005	General Manager, Personnel Division
		Jul.	2006	Executive Officer and General Manager, Personnel Division
		Jun.	2007	Director and General Manager, Personnel Division
		Jul.	2008	Director and General Manager, General Planning Headquarters
		Jun.	2009	Managing Director
		Jun.	2011	President
		Jun.	2018	Chairman To the present (Responsible for Auditing Division)

Reasons for selection as a candidate for Director

Mr. Yoshiaki Tamaki has been involved in the personnel division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in overall bank management as President from 2011 and as Chairman from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to continue to contribute to improving corporate value of the Group over the medium- to long-term, and has selected him as a candidate for Director.

2	Masayasu Yamashiro (Sep. 23, 1959) [Reelection] [Male] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1982	Joined the Bank	3,380 shares
		Jul.	2002	Branch Manager, Shogyo-danchi Branch
		Jun.	2010	General Manager, Credit Supervision Division
		Jun.	2011	Executive Officer and General Manager, Credit Supervision Division
		Jun.	2012	Executive Officer and General Manager, Business Administration Division
		Jun.	2013	Director and General Manager, General Planning Headquarters
		Jun.	2014	Managing Director
		Jun.	2018	President To the present

Reasons for selection as a candidate for Director

Mr. Masayasu Yamashiro has been involved in the sales promotion division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as President from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to continue to contribute to improving corporate value of the Group over the medium- to long-term, and has selected him as a candidate for Director.

No.	Name (Date of birth)	Past experience, positions, responsibilities, and significant concurrent positions			Number of shares of the Bank held
3	Yoshiteru Kinjo (Nov. 15, 1959) [Reelection] [Male] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1983	Joined the Bank	2,100 shares
		Apr.	2003	Branch Manager, Ganeko Branch
		Jul.	2009	General Manager, Head Office Business Division
		Jun.	2011	General Manager, Corporate Loan Division
		Jun.	2012	Executive Officer and General Manager, Corporate Loan Division
		Jun.	2013	Executive Officer and General Manager, Business Administration Division
		Jun.	2014	Director and General Manager, General Planning Headquarters
		Jun.	2015	Managing Director
		Jun.	2019	Senior Managing Director To the present (Responsible for General Planning Division and Personnel Division)

Reasons for selection as a candidate for Director

Mr. Yoshiteru Kinjo has been involved in the sales promotion division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as Director from 2014, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to continue to contribute to improving corporate value of the Group over the medium- to long-term, and has selected him as a candidate for Director.

4	Kazuya Iha (Jun. 5, 1963) [Reelection] [Male] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1988	Joined the Bank	1,800 shares
		Apr.	2006	Branch Manager, Yonabaru Branch
		Jun.	2013	General Manager, Head Office Business Division
		Jun.	2015	General Manager, Corporate Division, Customer Service Headquarters
		Jun.	2017	Executive Officer and General Manager, Corporate Division, Customer Service Headquarters
		Jun.	2018	Managing Director To the present (Risk Management Division, Credit Supervision Division and Loan Administration Division)

Reasons for selection as a candidate for Director

Mr. Kazuya Iha has been involved in the corporate sales division and served as a Branch Manager, and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as Director from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to contribute to improving corporate value of the Group over the medium- to long-term, and has selected him as a candidate for Director.

No.	Name (Date of birth)	Past experience, positions, responsibilities, and significant concurrent positions			Number of shares of the Bank held
5	Shigeru Takara (Mar. 9, 1962) [Reelection] [Male] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1984	Joined the Bank	820 shares
		Jun.	2013	Operations Administration Division and General Manager, Systems Development Division
		Jun.	2015	Executive Officer and General Manager, Systems Division
		Jun.	2018	Director and General Manager, Systems Division
		Jun.	2019	Managing Director To the present (Responsible for Systems Division, Operations Division, Operations Innovation Division)

Reasons for selection as a candidate for Director

Mr. Shigeru Takara has been involved in system planning and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as Director from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to contribute to improving corporate value of the Group over the medium- to long-term, and has selected him as a candidate for Director.

6	Yutaka Sakima (Oct. 31, 1963) [New candidate] [Male] Attendance at Board of Directors meetings: -	Apr.	1988	Joined the Bank	1,100 shares
		Apr.	2009	Branch Manager, Nishizaki Branch
		Jun.	2016	General Manager, Auditing Division
		Jun.	2018	Executive Officer and General Manager, General Planning Division To the present

Reasons for selection as a candidate for Director

Mr. Yutaka Sakima has been involved in the auditing division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in his responsible division’s business execution as Executive Officer from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to contribute to improving corporate value of the Group over the medium- to long-term, and has selected him as a candidate for Director.

No.	Name (Date of birth)	Past experience, positions, responsibilities, and significant concurrent positions			Number of shares of the Bank held
7	Masahiro Hosomi (Jul. 20, 1959) [Reelection] [Male] [Outside] [Independent] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1983	Joined The Mitsubishi Bank, Ltd. (currently MUFG Bank, Ltd.)	300 shares
		Apr.	2010	General Manager of Risk Management Division, Mitsubishi UFJ Securities Co., Ltd. (currently Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.)
		Apr.	2012	General Manager of Risk Management Division, Mitsubishi UFJ Securities Holdings Co., Ltd.
		Jun.	2012	Executive Officer and General Manager of Risk Management Division, Mitsubishi UFJ Securities Holdings Co., Ltd. and Executive Officer and General Manager of Risk Management Division, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
		Jun.	2015	Managing Director, Global Chief Risk Officer, Global Chief Compliance Officer, Global Coordinator of Operations, and General Managing Officer of Risk Management Division, Operations Management Division and Operations & Procedures Planning Division of Mitsubishi UFJ Securities Holdings Co., Ltd.; Managing Director and General Managing Officer of Risk Management Division and Underwriting Review & Due Diligence Division of Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.; Managing Executive Officer of Mitsubishi UFJ Financial Group, Inc.; and Director of Morgan Stanley MUFG Securities Co., Ltd.
		Jun.	2016	Director of kabu.com Securities Co., Ltd.
		Apr.	2017	Member of the Board of Directors (Full-time Member of the Audit & Supervisory Committee), Mitsubishi UFJ Securities Holdings Co., Ltd. and Corporate Auditor, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
		Jun.	2019	Outside Director, the Bank To the present

Reasons for selection as a candidate for Outside Director and expected role, etc.

Mr. Masahiro Hosomi has advanced knowledge and experience regarding the management of limited companies, and has a wealth of specialized knowledge and wide insights particularly regarding the financial industry. To have him leverage these experience and insights as Outside Director for management of the Bank, the Bank has selected him as a candidate for Director. After the appointment, he is expected to leverage his specialized insights as a person with management experience and to properly execute the duties such as the supervision of important management matters and execution of duties.

Additionally, he is independent from the management team conducting business execution, and therefore does not pose a threat to creating conflicts of interest with general shareholders. Since the Bank wishes to have him utilize his experience and insights, etc., in the supervision of management, he has been selected as a candidate for Outside Director.

Mr. Hosomi’s term of office as Outside Director will be two years at the conclusion of this General Meeting of Shareholders.

No.	Name (Date of birth)	Past experience, positions, responsibilities, and significant concurrent positions			Number of shares of the Bank held
8	Hirokazu Ando (Oct. 10, 1951) [Reelection] [Male] [Outside] [Independent] Attendance at Board of Directors meetings: 12 / 12 (100.00%)	Jun.	1978	Joined The Sanwa Bank, Ltd. (currently MUFG Bank, Ltd.)	0 shares
		May	1995	General Manager, Tsuchiura Branch
		Feb.	2002	Executive Officer and General Manager, Corporate Planning Division, UFJ Holdings, Inc. (currently Mitsubishi UFJ Financial Group, Inc.)
		Jun.	2003	Full-time Audit & Supervisory Board Member, Cosmo Oil Co., Ltd.
		Jun.	2017	Corporate Auditor, the Bank
		Jun.	2020	Outside Director To the present

Reasons for selection as a candidate for Outside Director and expected role, etc.

Mr. Hirokazu Ando has been involved in the sales division and corporate planning division, etc., and has a wealth of specialized knowledge and wide insights particularly regarding the banking industry. Furthermore, he has served as a Full-time Audit & Supervisory Board Member of Cosmo Oil Co., Ltd. since 2003, Outside Corporate Auditor of the Bank since 2017 and Outside Director since 2020. To have him leverage these experience and insights as Outside Director for management of the Bank, the Bank has selected him as a candidate for Director. After the appointment, he is expected to leverage his specialized insights as long-time Corporate Auditor and to properly execute the duties such as the supervision of important management matters and execution of duties.

Additionally, he is independent from the management team conducting business execution, and therefore does not pose a threat to creating conflicts of interest with general shareholders. Since the Bank wishes to have him utilize his experience and insights, etc., in the supervision of management, he has been selected as a candidate for Outside Director.

Mr. Ando’s term of office as Outside Director will be one year at the conclusion of this General Meeting of Shareholders.

No.	Name (Date of birth)	Past experience, positions, responsibilities, and significant concurrent positions			Number of shares of the Bank held
9	Keiko Touyama (Nov. 9, 1952) [Reelection] [Female] [Outside] [Independent] Attendance at Board of Directors meetings: 12 / 12 (100.00%)	Aug.	1975	Joined Environmental Health Department, Okinawa Prefectural Government	400 shares
		Jan.	1976	Joined Naha District Court
		Mar.	1990	Retired from Okinawa Branch, Naha Family Court
		Feb.	1999	Established Keiko Touyama Judicial Scrivener Corporation (to the present)
		May	1999	Established Keiko Touyama Tax Corporation (to the present)
		Apr.	2001	Civil conciliation commissioner, Naha District Court (to the present)
		Apr.	2009	Member of Naha City Personal Information Protection Review Board (to the present)
		Apr.	2018	Domestic Relations Conciliation Commissioner, Naha Family Court (to the present)
		Apr.	2019	Member of Kyushu District Pension Record Correction Council (to the present)
		Jun.	2019	General Manager, Adult Guardianship Support Center, Okinawa Certified Public Tax Accountant's Association (to the present)
		Jun.	2020	Outside Director, the Bank To the present (Significant concurrent positions) Judicial Scrivener, Certified Tax Accountant

Reasons for selection as a candidate for Outside Director and expected role, etc.

Ms. Keiko Touyama has advanced knowledge and experience as a judicial scrivener and certified tax accountant. To have her utilize these knowledge and experience from her professional view as Outside Director, the Bank has selected her as a candidate for Director. The Bank has also judged that she will be able to contribute to work style reforms, including the active participation of women, that the Bank is promoting. After the appointment, she is expected to properly execute the duties such as the supervision of important management matters and execution of duties as Outside Director.

Additionally, although Ms. Touyama has not been directly involved in corporate management aside from the roles as Outside Director and Outside Corporate Auditor, she is independent from the management team conducting business execution, and therefore does not pose a threat to creating conflicts of interest with general shareholders. Since the Bank wishes to have her utilize her experience and insights, etc., in the supervision of management, she has been selected as a candidate for Outside Director.

Ms. Touyama’s term of office as Outside Director will be one year at the conclusion of this General Meeting of Shareholders.

(Notes)	1.	There are no special conflicts of interest between the Bank and each candidate for Director.

2.	Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama are candidates for Outside Director.

3.	Liability limitation agreements with Outside Directors

To allow for Outside Directors to adequately fulfill their expected roles, the Bank allows for the conclusion of agreements with Outside Directors to limit liability for damages caused by negligence of duties, in accordance with Article 427, Paragraph 1 of the Companies Act and Article 28 of the Articles of Incorporation. Due to the above, Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama have concluded liability limitation agreements with the Bank to limit their liability for damages to the amount defined by laws and regulations, and if their reelection is approved, this agreement is planned to be continued.
A summary of the agreement is as follows.

•	If an Outside Director is liable for damages arising in the Bank due to negligence of duties, the Outside Director shall be liable up to the minimum liability amount provided in Article 425, Paragraph 1 of the Companies Act.

•	The above limitation of liability only applies to the case where the execution of duties of an Outside Director was conducted in good faith and without gross negligence.

4.	Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama are candidates for Outside Director, and have been notified as Independent Directors/Auditors to the Tokyo Stock Exchange, Inc. and Fukuoka Stock Exchange. Furthermore, there are no matters other than the above to be specifically stated regarding proposals for the election of Directors as defined in Article 74 of the Ordinance for Enforcement of the Companies Act.

5.	The Bank has entered into a directors and officers liability insurance contract to insure its Directors (including Outside Directors) and Corporate Auditors (including Outside Corporate Auditors). The contract covers damages in the event that insured directors and officers assume liability for damages due to their execution of duties (However, it does not cover certain damages that correspond to certain exemption clauses stipulated on the insurance contract). 90% of the insurance premium is borne by the Bank. All the candidates will be covered by the insurance. The term of the insurance contract is one year. At the time of renewal of the insurance, the Bank plans to renew the insurance contract with the above details.

6.	If Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama are elected in this proposal and the proposal no. 5 is approved and passed as proposed, they will resign from their positions as Director of the Bank as of the day immediately preceding the effective date of the sole-share transfer in the proposal no. 5 (scheduled to be September 30, 2021) and take office as Outside Director (Audit and Supervisory Committee Members) of a holding company effective on October 1, 2021.

Reference

Independence Standards for Independent Outside Officers

In the selection of candidates for Outside Officers, a candidate must satisfy all of the conditions set out in 1 to 7 below.

1.

The party does not hold the Bank as a major business partner nor is an executive thereof, currently or in the past three years.

2.

The party is not a major business partner of the Bank nor is an executive thereof, currently or in the past three years.

The criteria for a major business partner in 1. and 2. above shall be as follows.

o

The transaction of cash in line with the provision of duties, etc., continues (includes the case where continuity is estimated) to account for 2% or more of annual consolidated net sales (if determining whether or not the party is a major business partner of the Bank, annual consolidated operating gross profit of the Bank) in the most recent fiscal year.

o

In the case of loan transactions, the Bank is the most significant provider of credit, and changes in the loan policies of the Bank will have a significant impact on the business partner.

3.

The party is not a consultant, accounting specialist, or legal specialist (if the party is an organization such as a legal entity or association, parties affiliated with said organization) that has received cash or other property income of 10 million yen or more on average over the past three years either currently or in the recent past, nor was it affiliated with said organization within the past three years.

4.

The party is not a major shareholder that holds 5% or more of the voting rights of the Bank nor is an executive thereof, currently or in the past three years.

5.

Of a party with which there are mutual appointments of Outside Officers with the Bank, the person is not an Outside Officer affiliated with a party that is deemed to have a close relationship with the Bank, currently or in the past three years. A close relationship refers to cases where officers of both parties continue to serve mutually and where there are no several Outside Officers other than those from the Bank.

6.

The party is not a receiver of donations, etc., from the Bank of 10 million yen or more on average over the past three years nor is an executive thereof, currently or in the past three years.

7.

The party is not a party that does not satisfy the items set out in 1. to 6. above or a close relative (relative to within the second degree of kinship) of a Director, Corporate Auditor, or significant employee of the Bank or its subsidiaries.

*     An executive refers to persons in the positions equivalent to Director, Corporate Auditor or General Manager.

*     Accounting specialists and legal specialists refer to certified public accountants and attorneys.

In order to ensure objectivity and validity of Directors, the Bank has elected Outside Directors such that they account for more than one-third of all Directors, and will endeavor to strengthen its corporate governance.

Skill matrix of the Board of Directors after the Annual General Meeting of Shareholders (planned)

(Note) If the candidates listed in the notice of convocation are elected as originally proposed, the skill matrix of the Board of Directors will be as follows:

Name	To be elected as Nomination and Compensation Advisory Committee Member	Corporate management	Planning development	Personnel Labor	Sales	Credit supervision	Securities	Operations Systems	Audit Risk	Specialist fields
Yoshiaki Tamaki	●		●	●			●		●
Masayasu Yamashiro	●		●		●	●		●
Yoshiteru Kinjo			●	●	●			●	●
Kazuya Iha			●		●	●			●
Shigeru Takara			●					●
Yutaka Sakima			●						●
Masahiro Hosomi	●	●					●		●
Hirokazu Ando	●	●	●	●					●
Keiko Touyama	●									● Tax and legal affairs

Proposal No. 3: Election of One (1) Corporate Auditor

Corporate Auditor Mamoru Ikei will resign at the conclusion of this General Meeting of Shareholders. Accordingly, the Bank proposes the election of one (1) Corporate Auditor.

The Board of Corporate Auditors has previously given its approval to this proposal.

The candidates for Corporate Auditor are as follows:

Name (Date of birth)	Past experience, positions, and significant concurrent positions			Number of shares of the Bank held
Tatsuhiko Yamashiro (Jun. 5, 1962) [Male] Attendance at Board of Directors meetings: 15 / 15 (100.00%)	Apr.	1986	Joined the Bank	2,000 shares
	Jul.	2002	Branch Manager, Aja Branch
	Jun.	2013	General Manager, Auditing Division
	Jun.	2015	Executive Officer and General Manager, Auditing Division
	Jun.	2016	Executive Officer and General Manager, General Planning Division
	Jun.	2017	Director and General Manager, General Planning Division
	Jun.	2018	Managing Director To the present

Reasons for selection as a candidate for Corporate Auditor

Mr. Tatsuhiko Yamashiro has been involved in the general planning division and served as a Branch Manager, and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as Director from 2017, and is appropriately fulfilling his duties and responsibilities. In light of these achievements, the Bank has judged that he can contribute to improving corporate value of the Group over the medium- to long-term by auditing the execution of duties of Directors from an independent position going forward, and has selected him as a candidate for Corporate Auditor.

(Note)	1.	There are no special conflicts of interest between the Bank and the candidate for Corporate Auditor.

Furthermore, there are no matters other than the above to be specifically stated regarding proposals for the election of Corporate Auditors as defined in Article 76 of the Ordinance for Enforcement of the Companies Act.

2.

The Bank has entered into a directors and officers liability insurance contract to insure its Directors (including Outside Directors) and Corporate Auditors (including Outside Corporate Auditors). The contract covers damages in the event that insured directors and officers assume liability for damages due to their execution of duties (However, it does not cover certain damages that correspond to certain exemption clauses stipulated on the insurance contract). 90% of the insurance premium is borne by the Bank. The candidate will be covered by the insurance.

The term of the insurance contract is one year. At the time of renewal of the insurance, the Bank plans to renew the insurance contract with the above details.

Proposal No. 4: Payment of Bonuses to Directors

In consideration of business results, etc., for the fiscal year under review, the Bank proposes the payment of a total amount of 16,975,000 yen in executive bonuses for six (6) Directors (excluding Outside Directors) in office as of the end of the fiscal year under review.

Furthermore, the Bank proposes that the amount to be paid to each Director be determined by the Board of Directors.

Based on the basic approach for compensation determined at the Board of Directors, this proposal was deliberated at the Nomination and Compensation Advisory Committee, which is chaired by an Independent Outside Director and a majority of which are Independent Outside Directors, and then determined at the Board of Directors. The Company has judged that the proposal is appropriate in light of the basic approach.

Proposal No. 5: Establishment of a Wholly-owning Parent Company by Share Transfer

The Bank resolved at its Board of Directors meeting held on May 14, 2021 to establish “Okinawa Financial Group, Inc.” (the “Holding Company”) on October 1, 2021 (tentative) as its wholly-owning parent company, by means of a sole-share transfer (the “Share Transfer”), upon preparation of a share transfer plan related to the Share Transfer (the “Share Transfer Plan”).

The purpose of this proposal is to obtain shareholders’ approval on the Share Transfer Plan. The reasons to conduct the Share Transfer and the details of the Share Transfer Plan, etc. are as follows.

1.  Reason, Purpose and Other Matters Related to the Share Transfer

(1)     Reason and purpose

With our management philosophy of “Regional Involvement and Contribution,” we have been striving to contribute to the development of regional economies and have built a solid management foundation through the provision of various financial services including financial intermediary functions, by exerting the Group’s comprehensive capabilities based on collaboration with all group companies.

There are multiple challenges facing the business environment surrounding regional financial institutions. In addition to concerns about shrinking regional economies against the backdrop of an aging population and declining birth rate, etc., in Japan, uncertainties are rapidly increasing due to the recent COVID-19 impact on economic activities. While there also has been intensified competition among financial institutions resulting from the monetary easing policy by the government, competition in the financial industry is expected to intensify further due to increasing entries from other industries utilizing advanced information and communications technology. Furthermore, as lifestyles and values of our customers have diversified due to further acceleration of digitalization triggered by COVID-19, it is expected that the needs of our customers will become increasingly sophisticated.

In this anticipated environment, we believe that we are required to revitalize the economy through the enhancement of our comprehensive economic power by supporting business activities that contribute to the revitalization of regional economies, and to develop over a wide area through, not only the provision of funds that contribute to facilitating financing, but also the exertion of our consulting functions. In order to respond to various needs of our customers in an accurate and flexible manner, and to drive sustainable growth in the regional community as a corporate group rooted in Okinawa, we need to build a structure that will keep growing in the next 10 years, with a view towards expanding our business areas including non-financial services, further strengthening group corporate governance and properly allocating corporate resources. To achieve this, we determined that it is necessary to transition to a holding company structure as our new group management structure.

Under the holding company structure, we aim to expand our business domain by evolving from a “full-service financial group” to a “full-service group with finance at its core,” and thereby solve the problems of customers in the region via our comprehensive services including both financial and non-financial services, enhance the value of the regional community and achieve sustainable growth for the Holding Company Group.

(2)     Procedures for the Transition to a Holding Company Structure

The Bank intends to transition to a holding company structure through the following method.

[Step 1]   Establishment of the Holding Company through a sole-share transfer

The Bank will become a wholly-owned subsidiary of the Holding Company through the establishment of the Holding Company by way of the Share Transfer, which is to be conducted by October 1, 2021.

*       Regional Sogo Shosha (tentative) is subject to approval by the relevant authorities.

(Note)	In addition to the above, there is an affiliate not accounted for by the equity method (Okinawa Monozukuri Promotion Fund LLP).

[Step 2]   Restructuring of the business companies within the Group

After the establishment of the Holding Company, from the standpoint of further enhancing collaboration and synergy within the Group, four of the Bank’s consolidated subsidiaries, namely The Okigin General Lease Co., Ltd., Okigin JCB Co., Ltd., Okigin Securities Limited and Okigin SPO Co., Ltd., will be restructured as directly invested companies of the Holding Company, primarily through distribution in kind of all the shares held by the Bank to the Holding Company.

(3)     Others

The Holding Company will be established as a company with an audit and supervisory committee in light of the purpose of its establishment, which is to enhance group governance. By having the audit and supervisory committee audit and supervise the legality and appropriateness of business execution, we aim to realize highly transparent management and further strengthen our corporate governance.

With the Share Transfer, the Bank will become a wholly-owned subsidiary of the Holding Company, and therefore the shares of the Bank will be delisted. However, for the shares of the Holding Company to be granted to shareholders as consideration for the shares of the Bank, we intend to apply for listing on the First Section of the Tokyo Stock Exchange, Inc. (“TSE”) and the Main Board of Fukuoka Stock Exchange (“FSE”). The date of listing is scheduled to be October 1, 2021, which is the date of registration for the establishment of the Holding Company (the effective date of the Share Transfer), although this may change depending on the progress of examination by TSE and FSE.

2.  Outline of the Share Transfer Plan

The content of the Share Transfer Plan is as stated in the “Share Transfer Plan (Copy)” below.

Share Transfer Plan (Copy)

The Bank of Okinawa, Ltd. (the “Bank”) has formulated the Share Transfer Plan (the “Plan”) as follows, in implementing the share transfer for the purpose of establishing a wholly-owning parent company established through the share transfer (the “Holding Company”), which shall hold the Bank as its wholly-owned subsidiary through the share transfer.

Article 1 (Share transfer)

Pursuant to the provisions of the Plan, the Bank shall conduct a share transfer in which all outstanding shares in the Bank are acquired by the Holding Company by means of a sole-share transfer on the Establishment Date of the Holding Company (as defined in Article 7, the same shall apply hereinafter) (the “Share Transfer”).

Article 2 (Purpose, trade name, location of the Head Office, total number of authorized shares, and other matters set forth in the Articles of Incorporation of the Holding Company)

1.	The purpose, trade name, location of the Head Office and the total number of authorized shares of the Holding Company shall be as follows.

(1)	Purpose

The purpose of the Holding Company shall be as stated in Article 2 of the “Articles of Incorporation of Okinawa Financial Group, Inc.” (Attachment 1)

(2)	Trade name

The trade name of the Holding Company shall be “Kabushiki Kaisha Okinawa Financial Group.” In English, it shall be “Okinawa Financial Group, Inc.”

(3)	Location of the Head Office

The Head Office of the Holding Company shall be located in Naha at 10-1, Kumoji 3-chome, Naha, Okinawa, Japan.

(4)	Total number of authorized shares

The total number of authorized shares of the Holding Company shall be forty-four million (44,000,000) shares.

2.	In addition to the provisions of the preceding paragraph, the matters set forth in the Articles of Incorporation of the Holding Company shall be as stated in the “Articles of Incorporation of Okinawa Financial Group, Inc.” (Attachment 1).

Article 3 (Name of Directors and the Accounting Auditor of the Holding Company at the time of its establishment)

1.	Name of Directors of the Holding Company at the time of its establishment (excluding Directors at the time of establishment serving as Audit and Supervisory Committee Members at the time of establishment) shall be as follows.

(1)	Yoshiaki Tamaki, Director

(2)	Masayasu Yamashiro, Director

(3)	Yoshiteru Kinjo, Director

2.	Name of Directors of the Holding Company at the time of its establishment serving as Audit and Supervisory Committee Members at the time of its establishment shall be as follows.

(1)	Mamoru Ikei, Director

(2)	Masahiro Hosomi, Outside Director

(3)	Hirokazu Ando, Outside Director

(4)	Keiko Touyama, Outside Director

3.	Name of the Accounting Auditor of the Holding Company at the time of its establishment shall be as follows.

Deloitte Touche Tohmatsu LLC

Article 4 (Shares to be granted upon the Share Transfer and allotment thereof)

1.	Upon the Share Transfer, the Holding Company shall grant, to the shareholders of the Bank as at the time immediately prior to the Holding Company’s acquisition of all outstanding shares of the Bank (the “Record Time”), the number of shares of common stock of the Holding Company equivalent to the number calculated by multiplying the total number of shares of common stock issued by the Bank as at the Record Time by one, in exchange for shares of common stock of the Bank held by the aforementioned shareholders.

2.	The Holding Company shall allot, to the shareholders of the Bank as at the Recode Time, one share of common stock of the Holding Company issued pursuant to the provision of the preceding paragraph in exchange for one share of common stock of the Bank held by such shareholders.

Article 5 (Matters related to share capital and capital reserves of the Holding Company)

The amounts of share capital and capital reserves of the Holding Company at the time of its establishment shall be as follows.

(1)	Amount of share capital

20.0 billion yen

(2)	Amount of legal capital surplus

5.0 billion yen

(3)	Amount of legal retained earnings

0 yen

Article 6 (Stock acquisition rights to be granted upon the Share Transfer and allotment thereof)

1.	Upon the Share Transfer, the Holding Company shall grant, to the holders of each stock acquisition right issued by the Bank as listed in (i) through (viii) of Column 1 in the table below as at the Record Time, the number of stock acquisition rights of the Holding Company as listed in Column 2 equivalent to the total number of stock acquisition rights of the Bank held by each such holder as at the Record Time, in exchange for such stock acquisition rights of the Bank held by each such holder.

	Column 1		Column 2
	Name	Description	Name	Description
(i)	The Bank of Okinawa, Ltd. 1st Series Stock Acquisition Rights	Described in Attachment 2-(i)-1	Okinawa Financial Group, Inc. 1st Series Stock Acquisition Rights	Described in Attachment 2-(i)-2
(ii)	The Bank of Okinawa, Ltd. 2nd Series Stock Acquisition Rights	Described in Attachment 2-(ii)-1	Okinawa Financial Group, Inc. 2nd Series Stock Acquisition Rights	Described in Attachment 2-(ii)-2
(iii)	The Bank of Okinawa, Ltd. 3rd Series Stock Acquisition Rights	Described in Attachment 2-(iii)-1	Okinawa Financial Group, Inc. 3rd Series Stock Acquisition Rights	Described in Attachment 2-(iii)-2
(iv)	The Bank of Okinawa, Ltd. 4th Series Stock Acquisition Rights	Described in Attachment 2-(iv)-1	Okinawa Financial Group, Inc. 4th Series Stock Acquisition Rights	Described in Attachment 2-(iv)-2
(v)	The Bank of Okinawa, Ltd. 5th Series Stock Acquisition Rights	Described in Attachment 2-(v)-1	Okinawa Financial Group, Inc. 5th Series Stock Acquisition Rights	Described in Attachment 2-(v)-2
(vi)	The Bank of Okinawa, Ltd. 6th Series Stock Acquisition Rights	Described in Attachment 2-(vi)-1	Okinawa Financial Group, Inc. 6th Series Stock Acquisition Rights	Described in Attachment 2-(vi)-2
(vii)	The Bank of Okinawa, Ltd. 7th Series Stock Acquisition Rights	Described in Attachment 2-(vii)-1	Okinawa Financial Group, Inc. 7th Series Stock Acquisition Rights	Described in Attachment 2-(vii)-2
(viii)	The Bank of Okinawa, Ltd. 8th Series Stock Acquisition Rights	Described in Attachment 2-(viii)-1	Okinawa Financial Group, Inc. 8th Series Stock Acquisition Rights	Described in Attachment 2-(viii)-2
2.	Upon the Share Transfer, the Holding Company shall allot, to the holders of stock acquisition rights of the Bank as at the Record Time, one stock acquisition right listed in Column 2 in exchange for one stock acquisition right listed in (i) through (viii) of Column 1 in the table above held by the aforementioned holders.

Article 7 (Establishment date of the Holding Company)

The date to be registered for the establishment of the Holding Company (the “Establishment Date of the Holdings Company”) shall be October 1, 2021. However, if it becomes necessary for procedural purposes of the Share Transfer or other reasons, the Establishment Date of the Holding Company may be changed by resolution of the Board of Directors of the Bank.

Article 8 (General Meeting of Shareholders to resolve the Plan)

The Bank shall convene the Annual General Meeting of Shareholders on June 25, 2021, and seek approval of the Plan and resolve other matters necessary for the Share Transfer. However, if it becomes necessary for procedural purposes of the Share Transfer or other reasons, the date of such General Meeting of Shareholders may be changed by resolution of the Board of Directors of the Bank.

Article 9 (Stock exchanges on which the Holding Company is to be listed)

The common stock of the Holding Company is scheduled to be listed on the First Section of Tokyo Stock Exchange, Inc. as well as on the Main Board of Fukuoka Stock Exchange on the Establishment Date of the Holding Company.

Article 10 (Shareholder registry administrator of the Holding Company)

The shareholder registry administrator of the Holding Company shall be Mitsubishi UFJ Trust and Banking Corporation.

Article 11 (Cancellation of treasury shares)

By resolution of the Board of Directors meeting held by the day immediately preceding the Establishment Date of the Holding Company, the Bank shall cancel all of its treasury shares held by the Bank to the extent practically cancellable (including treasury shares to be acquired through share purchases via exercise of appraisal rights stipulated in Article 806, Paragraph 1 of the Companies Act upon the Share Transfer. However, this does not include treasury shares held by each trust account as trust property within the officers’ stock compensation trust of the Bank) by the Record Time.

Article 12 (Effectuation of the Plan)

The Plan shall cease to be effective if approval for the Plan or resolution concerning the matters necessary for the Share Transfer could not be obtained at the General Meeting of Shareholders of the Bank as set forth in Article 8, if authorization or approval of the relevant authorities required under Japanese or foreign laws or regulations (including but not limited to authorization set forth in Article 52-17 of the Banking Act concerning the establishment of the Holding Company) for the Share Transfer could not be obtained by the Establishment Date of the Holding Company, or if the Share Transfer is cancelled pursuant to the following Article.

Article 13 (Changes, etc. to the Plan)

During the period after the formulation of the Plan to the Establishment Date of the Holding Company, if any material changes occur in the status of property or management at the Bank due to act of God or any other event, if an event occurs or may occur that may seriously disrupt the implementation of the Share Transfer, or if it becomes difficult to attain the objectives of the Plan, the conditions of the Share Transfer or other details of the Plan may be changed, or the Share Transfer may be cancelled by resolution of the Board of Directors of the Bank.

Article 14 (Matters not specified)

Apart from the matters set out in the Plan, the Bank shall make decisions on the matters necessary for the Share Transfer in line with the purpose of the Share Transfer.

May 14, 2021

10-1, Kumoji 3-chome, Naha, Okinawa, Japan

Masayasu Yamashiro, President

The Bank of Okinawa, Ltd.

Attachment 1 of the Share Transfer Plan

Articles of Incorporation

of Okinawa Financial Group, Inc.

Chapter I       General Provisions

Article 1 (Trade Name)

The name of the Company shall be “Kabushiki Kaisha Okinawa Financial Group.”

In English, it shall be “Okinawa Financial Group, Inc.”

Article 2 (Purpose)

The purpose of the Company, as a bank holding company, shall be to engage in the following businesses:

(1)	business management of banks and other companies which the Company may hold as its subsidiaries pursuant to the Banking Act and any other businesses incidental or related thereto; and

(2)	in addition to the businesses referred to in the preceding item, businesses which a bank holding company may engage in pursuant to the Banking Act.

Article 3 (Location of the Head Office)

The Head Office of the Company shall be located in Naha, Okinawa, Japan.

Article 4 (Organs)

The Company shall have the following organs, in addition to a general meeting of shareholders and directors:

(1)       a board of directors;

(2)       an audit and supervisory committee; and

(3)       an accounting auditor

Article 5 (Method of Public Notice)

Public notices of the Company shall be given through electronic public notices; provided, however, that if a public notice is unable to be given through an electronic public notice due to an accident or other unavoidable reasons, it shall be given in the Nihon Keizai Shimbun published in Tokyo as well as the Ryukyu Shimpo and the Okinawa Times published in Naha.

Chapter II      Shares

Article 6 (Total Number of Authorized Shares)

The total number of authorized shares shall be forty-four million (44,000,000) shares.

Article 7 (Acquisition of Own Shares)

The Company may acquire its own shares through market transactions, etc. by resolution of the board of directors pursuant to the provisions of Article 165, Paragraph 2 of the Companies Act.

Article 8 (Number of Shares Constituting a Share Unit)

The number of shares constituting a share unit of the Company shall be a hundred (100) shares.

Article 9 (Rights Concerning Shares Less Than One Unit)

The Company’s shareholders may not exercise rights other than those listed below with respect to shares less than one unit they hold:

(1)	the rights set forth in each item of Article 189, Paragraph 2 of the Companies Act;

(2)	the right to make a clam under the provisions of Article 166, Paragraph 1 of the Companies Act;

(3)	the right to receive an allotment of shares for subscription and stock acquisition rights for subscription, in proportion to the number of shares held by the relevant shareholder; and

(4)	the right to make a claim provided in the following Article.

Article 10 (Additional Purchase of Shares Less Than One Unit)

Pursuant to the provisions of the Share Handling Regulations, the Company’s shareholders may request the Company to sell them the number of shares that, together with the shares less than one unit they hold, would constitute a share unit.

Article 11 (Shareholder Registry Administrator)

1.	The Company shall have a shareholder registry administrator.

2.	The shareholder registry administrator and its place of business shall be designated by resolution of the board of directors and a public notice shall be issued thereof.

3.	The preparation and keeping of its shareholder registry and original registry of stock acquisition rights as well as other administrative operations pertaining to its shareholder registry and original registry of stock acquisition rights shall be handled by the shareholder registry administrator on consignment and shall not be handled by the Company.

Article 12 (Share Handling Regulations)

The handling of the exercise of rights by the Company’s shareholders, the handling of the Company’s shares and stock acquisition rights as well as fees related thereto shall be subject to the Share Handling Regulations established by the board of directors, in addition to laws and regulations and these Articles of Incorporation.

Chapter III General Meeting of Shareholders

Article 13 (Convocation)

An annual general meeting of shareholders of the Company shall be convened within three (3) months after the end of each fiscal year, and an extraordinary general meeting of shareholders of the Company shall be convened as necessary.

Article 14 (Place of Meeting)

The Company shall hold its general meeting of shareholders in Okinawa, Japan.

Article 15 (Record Date of Annual General Meeting of Shareholders)

The record date of the voting rights of the Company’s annual general meeting of shareholders shall be March 31 of each year.

Article 16 (Convener and Chairperson)

1.	The president shall convene a general meeting of shareholders and act as the chairperson of the meeting.

2.	If the president is unable to so act due to an accident, another director, determined in accordance with an order of priority predetermined by the board of directors, shall convene a general meeting of shareholders and act as its chairperson.

Article 17 (Disclosure via the Internet and Deemed Provision of Reference Documents for the General Meeting of Shareholders)

In convening a general meeting of shareholders, the Company may deem that it has provided the shareholders with information related to matters to be stated or indicated in the reference documents for the general meeting of shareholders, business reports, non-consolidated financial statements and consolidated financial statements (including the accounting audit report and audit report for such consolidated financial statements) by disclosing such information by a method using the Internet pursuant to the provisions of laws and regulations.

Article 18 (Method of Resolution)

1.	Unless otherwise provided in laws and regulations or these Articles of Incorporation, a resolution at a general meeting of shareholders shall be adopted by a majority of the voting rights of the shareholders in attendance who are entitled to exercise voting rights.

2.	The resolutions provided in Article 309, Paragraph 2 of the Companies Act shall be adopted by two-thirds or more of the voting rights of the shareholders in attendance who hold one-third or more of the voting rights of the shareholders entitled to exercise voting rights.

Article 19 (Voting by Proxy)

1.	A shareholder may exercise his/her voting rights by authorizing one (1) other shareholder with voting rights to act as his/her proxy.

2.	The shareholder or the proxy shall submit to the Company a power of attorney for each general meeting of shareholders.

Chapter IV Directors and the Board of Directors

Article 20 (Number of Directors)

1.	The number of directors (excluding directors who are audit and supervisory committee members) of the Company shall not exceed ten (10).

2.	The number of directors who are audit and supervisory committee members of the Company shall not exceed five (5).

Article 21 (Election of Directors)

1.	Directors shall be elected at a general meeting of shareholders by distinguishing directors who are audit and supervisory committee members and other directors. A resolution to elect directors shall be adopted by a majority of the voting rights of the shareholders in attendance who hold one-third or more of the voting rights of the shareholders entitled to exercise voting rights.

2.	No cumulative voting shall be used in the election of directors.

Article 22 (Term of Office of Directors)

1.	The term of office of directors (excluding directors who are audit and supervisory committee members) of the Company shall be until the conclusion of the annual general meeting of shareholders held with respect to the last fiscal year ending within one (1) year after their election.

2.	The term of office of directors who are audit and supervisory committee members shall be until the conclusion of the annual general meeting of shareholders held with respect to the last fiscal year ending within two (2) years after their election.

3.	When electing a substitute for a director (excluding a director who is an audit and supervisory committee member) who retired before expiry of his/her term of office (including cases of resignation or dismissal; the same shall apply hereinafter), the term of office of the director elected as the substitute shall be until the expiry of the term of office of the director (excluding a director who is an audit and supervisory committee member) who retired.

4.	When electing a substitute for a director who is an audit and supervisory committee member who retired before expiry of his/her term of office, the term of office of the director who is an audit and supervisory committee member elected as the substitute shall be until the expiry of the term of office of the director who is an audit and supervisory committee member who retired.

5.	The term of office of directors (excluding directors who are audit and supervisory committee members) who were elected to increase the number of directors shall be until the expiry of the term of office of other directors (excluding directors who are audit and supervisory committee members).

6.	When passing a resolution to pre-elect a substitute for a director who is an audit and supervisory committee member, the resolution shall be effective until the commencement of the annual general meeting of shareholders held respect to the last fiscal year ending within two (2) years after his/her election.

Article 23 (Representative Directors and Directors with Special Titles)

1.	The board of directors shall, by its resolution, appoint representative director(s) from among directors (excluding directors who are audit and supervisory committee members).

2.	The board of directors may, by its resolution, appoint one (1) chairman, one (1) president, several vice presidents, several senior managing directors and several managing directors from among directors (excluding directors who are audit and supervisory committee members).

Article 24 (Compensation, etc. of Directors)

Compensation, bonuses and other economic benefits to be paid to directors by the Company as consideration for business execution (“Compensation, etc.”) shall be determined by resolution of a general meeting of shareholders by distinguishing directors who are audit and supervisory committee members and other directors.

Article 25 (Liability Limitation Agreements with Directors)

Pursuant to the provisions of Article 427, Paragraph 1 of the Companies Act, the Company may enter into agreements with directors (excluding those who are executive directors, etc.) to limit the liability for damages arising from negligence of their duties; provided, however, that, the limit of liability under the agreement shall be the minimum liability amount provided in laws and regulations.

Article 26 (Authority to Convene the Board of Directors and Chairperson Thereof)

1.	Unless otherwise provided in laws or regulations, the chairman shall convene a board of directors meeting and act as its chairperson. If a chairman is not appointed or the chairman is unable to so act due to an accident, the president shall convene a board of directors meeting and act as its chairperson. If the president is unable to so act due to an accident, another director, determined in accordance with an order of priority predetermined by the board of directors, shall convene a board of directors meeting and act as its chairperson.

2.	A notice of convocation of the board of directors meeting shall be dispatched to each director no later than three (3) days prior to the date of the meeting; provided, however, that, in the case of an emergency, such period may be shortened.

3.	A board of directors meeting may be held without the procedures of convocation if the approval of all directors is obtained.

Article 27 (Omission of Resolution of the Board of Directors)

If requirements referred to in Article 370 of the Companies Act are satisfied, the Company shall deem that the board of directors has passed a resolution to approve the matter for resolution.

Article 28 (Regulations of the Board of Directors)

Matters concerning the board of directors shall be subject to the Regulations of the Board of Directors established by the board of directors, in addition to laws and regulations and these Articles of Incorporation.

Article 29 (Delegation of Decisions on Execution of Important Operations)

Pursuant to the provisions of Article 399-13, Paragraph 6 of the Companies Act, the Company may delegate to directors all or part of decisions on the execution of important operations (excluding matters set forth in each item of Paragraph 5 of the same Article) by resolution of the board of directors.

Chapter V Audit and Supervisory Committee

Article 30 (Full-time Audit and Supervisory Committee Members)

The audit and supervisory committee may, by its resolution, appoint full-time audit and supervisory committee members from among the audit and supervisory committee members.

Article 31 (Convocation of Audit and Supervisory Committee Meetings)

1.	A notice of convocation of an audit and supervisory committee meeting shall be dispatched to each audit and supervisory committee member no later than three (3) days prior to the date of the meeting; provided, however, that, in the case of an emergency, such period may be shortened.

2.	An audit and supervisory committee meeting may be held without the procedures of convocation if the approval of all the audit and supervisory committee members is obtained.

Article 32 (Regulations of the Audit and Supervisory Committee)

Matters concerning the audit and supervisory committee shall be subject to the Regulations of the Audit and Supervisory Committee established by the audit and supervisory committee, in addition to laws and regulations and these Articles of Incorporation.

Chapter VI Accounts

Article 33 (Fiscal Year)

The fiscal year of the Company shall be one (1) year from April 1 of each year to March 31 of the following year.

Article 34 (Distribution of Surplus)

1.	The record date for the year-end dividend of the Company shall be March 31 of each year.

2.	In addition to the preceding paragraph, the Company may distribute surplus by separately setting a record date.

Article 35 (Interim Dividends)

The Company may, by resolution of the board of directors, pay interim dividends to shareholders with a record date of September 30 of each year.

Article 36 (Exclusion Period)

If the dividend property is cash, the Company shall be released from its obligation to pay the dividends that have not been received after the lapse of five (5) years from the date of commencement of payment thereof.

Supplementary Provisions

Article 1 (Initial Fiscal Year)

Notwithstanding the provisions of Article 33, the initial fiscal year of the Company shall be from the date of its incorporation to March 31, 2022.

Article 2 (Initial Compensation of Directors)

1.	Notwithstanding the provisions of Article 24, the total amount of Compensation, etc. that is provided in cash to directors (excluding directors who are audit and supervisory committee members) for the period from the date of incorporation of the Company to the conclusion of the first annual general meeting of shareholders shall be sixty-six million (66,000,000) yen or less per year.

2.	Notwithstanding the provisions of Article 24, the total amount of compensation that is provided in cash to directors who are audit and supervisory committee members for the period from the date of incorporation of the Company to the conclusion of the first annual general meeting of shareholders shall be twenty million (20,000,000) yen or less per year.

3.	Notwithstanding the provisions of Article 24, the details of Compensation, etc. of the Company’s directors (excluding those who are non-residents of Japan, outside directors and directors who are audit and supervisory committee members) pertaining to the stock compensation plan (the “Plan”) covering the period from the date of incorporation of the Company to the fiscal year ending on March 31, 2024 shall be as follows. Under the Plan, Compensation, etc. of directors (excluding those who are non-residents of Japan and outside directors) and executive officers (excluding those who are non-residents of Japan) of The Bank of Okinawa, Ltd. (“Bank of Okinawa”) (“Directors, etc. of Bank of Okinawa,” together with the directors of the Company, the “Eligible Directors, etc.”) shall be managed in an integrated manner.

(1)	Upper limit of cash contributed by the Company

The Plan will be introduced for the period from the fiscal year ending on March 31, 2022 to the fiscal year ending on March 31, 2024. The Company and Bank of Okinawa shall contribute cash in the amount not exceeding three hundred and fifty million (350,000,000) yen in total as compensation for the Eligible Directors, etc., and establish a trust (the “Trust”) with a trust period of three (3) years and whose beneficiaries are the Eligible Directors, etc. who satisfy the requirements for beneficiaries. The Trust will acquire the Company shares using the amount contributed by the Company and Bank of Okinawa as compensation for the Eligible Directors, etc., and issue the Company shares to Eligible Directors, etc. who satisfy the requirements for beneficiaries as stated in (2) and (3) below.

(2)	Calculation method and upper limit of the number of the Company shares to be issued to the Eligible Directors, etc.

During the trust period, a certain number of points will be granted to the Eligible Directors, etc. at a set time each year, depending on their positions and degree of attainment of business targets, etc. during a fiscal year that ended on March 31 of the same year. When an Eligible Director, etc. retires from office, the Company shares equivalent to the accumulated number of points (the “Accumulated Points”) will be issued from the Trust. One point will be exchanged for one share of the Company’s common stock, and the upper limit of the number of the Company shares to be issued to the Eligible Directors, etc. shall be eighty-one thousand and nine hundred (81,900) shares in total. However, if an event occurs that makes it justifiable to adjust the Accumulated Points, such as a share split or share consolidation, during the trust period, an adjustment shall be made to the number of shares per one point and the upper limit of the number of shares to be issued, in proportion to the split ratio or the consolidation ratio.

(3)	Timing of delivery of shares to the Eligible Directors, etc.

When an Eligible Director, etc. who satisfies the requirements for beneficiaries retires from office, the Company shares (shares less than one unit shall be rounded down) equivalent to a certain ratio of his/her Accumulated Points shall be delivered from the Trust to the Eligible Director, etc. The Company shares equivalent to the remaining Accumulated Points shall be converted into cash within the Trust and an amount of cash equivalent to the converted value shall be paid to the Eligible Director, etc. If an Eligible Director, etc. who may satisfy the requirements for beneficiaries remains in office at the time of expiry of the trust period of the Trust, no points will be subsequently granted to the Eligible Director, etc., but the trust period of the Trust may be extended until the payment of shares to the Eligible Director, etc. is completed.

Article 3 (Deletion of the Supplementary Provisions)

These supplementary provisions shall be deleted upon the conclusion of the first annual general meeting of shareholders held after the incorporation of the Company. Article 2, Paragraph 3 of these supplementary provisions shall be deleted upon termination of the Plan (or, if a proposal to change or continue the Plan is submitted and approved at the Company’s general meeting of shareholders, the provision shall be deleted upon the conclusion of such general meeting of shareholders).

Attachment 2-(i)-1

The Bank of Okinawa, Ltd. 1st Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 1st Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

July 26, 2010

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From July 27, 2010 to July 26, 2040

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(i)-2

Okinawa Financial Group, Inc. 1st Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 1st Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to July 26, 2040

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(ii)-1

The Bank of Okinawa, Ltd. 2nd Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 2nd Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 5, 2011

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 6, 2011 to August 5, 2041

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(ii)-2

Okinawa Financial Group, Inc. 2nd Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 2nd Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 5, 2041

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(iii)-1

The Bank of Okinawa, Ltd. 3rd Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 3rd Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 6, 2012

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 7, 2012 to August 6, 2042

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(iii)-2

Okinawa Financial Group, Inc. 3rd Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 3rd Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 6, 2042

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(iv)-1

The Bank of Okinawa, Ltd. 4th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 4th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 5, 2013

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 6, 2013 to August 5, 2043

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the

Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(iv)-2

Okinawa Financial Group, Inc. 4th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 4th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 5, 2043

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(v)-1

The Bank of Okinawa, Ltd. 5th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 5th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 5, 2014

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 6, 2014 to August 5, 2044

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the

Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(v)-2

Okinawa Financial Group, Inc. 5th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 5th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 5, 2044

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(vi)-1

The Bank of Okinawa, Ltd. 6th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 6th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 10, 2015

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 11, 2015 to August 10, 2045

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the

Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(vi)-2

Okinawa Financial Group, Inc. 6th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 6th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 10, 2045

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(vii)-1

The Bank of Okinawa, Ltd. 7th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 7th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 8, 2016

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 9, 2016 to August 8, 2046

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the

Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(vii)-2

Okinawa Financial Group, Inc. 7th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 7th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 12 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 8, 2046

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

Attachment 2-(viii)-1

The Bank of Okinawa, Ltd. 8th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

The Bank of Okinawa, Ltd. 8th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Bank.

However, in the event that the Bank conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Bank conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Bank, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

August 4, 2017

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From August 5, 2017 to August 4, 2047

However, if the last day of the exercise period falls on a holiday of the Bank, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Bank.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Bank.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Bank, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Bank.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Bank shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Bank.

(ii)	On a date separately determined by the Board of Directors of the Bank, the Bank shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Bank (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Bank becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Bank is the splitting company, or a share exchange agreement or a share transfer plan where the Bank becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Bank conducts a merger (limited to a merger causing the Bank to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the

Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Bank shall not issue warrants for stock acquisition rights.

Attachment 2-(viii)-2

Okinawa Financial Group, Inc. 8th Series Stock Acquisition Rights

1.	Name of stock acquisition rights

Okinawa Financial Group, Inc. 8th Series Stock Acquisition Rights

2.	Class and number of shares to be issued upon exercise of stock acquisition rights

Class and the number of shares to be issued upon exercise of stock acquisition rights (the “number of shares to be issued”) shall be 10 shares of common stock of the Company.

However, in the event that the Company conducts a share split (including allotment of shares without consideration; the same shall apply hereinafter) or share consolidation of its common stock, an adjustment shall be made to the number of shares to be issued upon exercise of a stock acquisition right (the “number of shares to be issued”) by the following formula, with respect to the stock acquisition rights that have not been exercised as at the time of the share split or share consolidation, where resultant fractional shares shall be disregarded.

Post-adjustment number of shares to be issued	=	Pre-adjustment number of shares to be issued	×	Ratio of share split or share consolidation

In the event that the Company conducts a share split or share consolidation after the allotment date, or if an adjustment to the number of shares to be issued becomes necessary for another equivalent reason, the number of shares to be issued shall be adjusted appropriately within a reasonable range.

3.	Amount to be paid for stock acquisition rights

The amount to be paid for stock acquisition rights shall be a fair value calculated by the Black-Scholes model on the allotment date of the stock acquisition rights.

The persons who receive the allotment of stock acquisition rights shall offset the amount payable for the stock acquisition rights against compensation receivable from the Company, and therefore no payment of cash shall be required in exchange for the stock acquisition rights.

4.	Date of allotment of stock acquisition rights

October 1, 2021

5.	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of each stock acquisition right shall be calculated by multiplying the total number of shares to be issued by one yen for each share to be issued upon exercise of stock acquisition rights.

6.	Exercise period for stock acquisition rights

From October 1, 2021 to August 4, 2047

However, if the last day of the exercise period falls on a holiday of the Company, the business day immediately preceding such date shall be deemed to be the last day.

7.	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

(i)	The increase in the amount of share capital in cases where shares are issued upon exercise of stock acquisition rights shall be 50% of the maximum amount of increase in share capital, etc. as calculated in accordance with the provisions of Article 17, Paragraph 1 of the Regulation on Corporate Accounting, where any faction less than one yen resulting from such calculation shall be rounded up to the nearest yen.

(ii)	The increase in the amount of legal capital surplus in cases where shares are issued upon exercise of stock acquisition rights shall be the maximum amount of increase in share capital, etc. provided in (i) above less the amount of increase in share capital as set forth in (i) above.

8.	Restriction on the acquisition of stock acquisition rights by transfer

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Company.

9.	Conditions for exercise of stock acquisition rights

(i)	A holder of stock acquisition rights may exercise stock acquisition rights all at once during a period of 10 days from the day immediately following the date of forfeiture of his/her position as Director of the Company.

(ii)	In the event of death of a holder of stock acquisition rights, such stock acquisition rights may be exercised only if such stock acquisition rights belong to only one of all legal heirs to the stock acquisition rights (the “Successor”), in accordance with the following conditions pursuant to the Agreement. However, a person who is deemed to have committed a serious criminal offense may not become the Successor.

A.	In the event of death of the Successor, his/her successor shall not be entitled to succeed the stock acquisition rights.

B.	The Successor must complete the succession procedure predetermined by the Company, within 10 months after the start of the succession procedure and by the last day of the exercise period.

C.	The Successor may exercise stock acquisition rights all at once during a period within the exercise period as prescribed in 6. above and within two months after the completion of the succession procedure predetermined by the Company.

10.	Matters related to the acquisition of stock acquisition rights

(i)	If a holder of stock acquisition rights becomes unable to exercise the stock acquisition rights at a time before exercising such stock acquisition rights due to the provisions of 9. above or the provisions of the stock acquisition rights allotment agreement, the Company shall be entitled to acquire such stock acquisition rights without consideration on a date separately determined by the Board of Directors of the Company.

(ii)	On a date separately determined by the Board of Directors of the Company, the Company shall be entitled to acquire the stock acquisition rights that has not been exercised as of such date without consideration, if the General Meeting of Shareholders of the Company (or the Board of Directors where resolution by the General Meeting of Shareholders is not required) approves a proposal for a merger agreement where the Company becomes the absorbed company, an absorption-type company split agreement or an establishment-type company split plan where the Company is the splitting company, or a share exchange agreement or a share transfer plan where the Company becomes a wholly-owned subsidiary.

11.	Handling of stock acquisition rights in the event of organizational restructuring

In cases where the Company conducts a merger (limited to a merger causing the Company to be absorbed), absorption-type company split, establishment-type company split, share exchange or share transfer (collectively the “Act of Organizational Restructuring”), regarding the stock acquisition rights remaining as at the effective date of such Act of Organizational Restructuring (the “Residual Stock Acquisition Rights”), stock acquisition rights of stock companies that fall under (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Restructuring Company”) shall be issued to holders of stock acquisition rights on the following conditions. In this instance, the Residual Stock Acquisition Rights shall be expired, while the stock acquisition rights of the Restructuring Company shall be newly issued.

Provided, however, that the foregoing shall be on the condition that the issuance of stock acquisition rights of the Restructuring Company in accordance with the following conditions is prescribed in the merger agreement, absorption-type company split agreement, establishment-type company split plan, share exchange agreement or share transfer plan.

(i)	Number of stock acquisition rights of the Restructuring Company to be issued

The number of stock acquisition rights equivalent to the number of the Residual Stock Acquisition Rights held by the holder of stock acquisition rights shall be issued.

(ii)	Class and number of shares in the Restructuring Company to be issued upon exercise of stock acquisition rights

Class of shares to be issued upon exercise of stock acquisition rights shall be common stock of the Restructuring Company, while the number of shares of common stock of the Restructuring Company to be issued upon exercise of stock acquisition rights shall be determined in accordance with 2. above, in consideration of factors including the conditions for the Act of Organizational Restructuring.

(iii)	Value of property to be contributed upon exercise of stock acquisition rights

The value of property to be contributed upon exercise of stock acquisition rights issued shall be calculated by multiplying the number of shares to be issued upon exercise of each such stock acquisition right by the exercise price after the restructuring as specified below. Regarding the exercise price after the restructuring, the price per share of the Restructuring Company that will be delivered by exercising the stock acquisition rights issued shall be one yen.

(iv)	Exercise period for stock acquisition rights

The exercise period for stock acquisition rights shall be a period from the commencement date of the exercise period of the stock acquisition rights as set out in 6. above or the effective date of the Act of Organizational Restructuring, whichever is later, to the expiration date of the exercise period for stock acquisition rights as set out in 6. above.

(v)	Matters related to share capital and capital reserves that will increase in cases where shares are issued upon exercise of stock acquisition rights

To be determined in accordance with 7. above.

(vi)	Restriction on the transfer of stock acquisition rights

Acquisition of stock acquisition rights by transfer shall be subject to approval by the Board of Directors of the Restructuring Company.

(vii)	Matters related to the acquisition of stock acquisition rights

To be determined in accordance with 10. above.

12.	Handling of fractional shares

Any fractional shares in the number of shares issued to the holders of stock acquisition rights that occurred as a result of exercise of stock acquisition rights by such holders of stock acquisition rights shall be disregarded.

13.	Non-issuance of warrants

The Company shall not issue warrants for stock acquisition rights.

3.	Outline of the matters listed in each item of Article 206 of the Regulation for Enforcement of the Companies Act

(1)	Matters related to the appropriateness of the consideration for the share transfer

(i)	Matters related to the total number of the consideration and allotment thereof

a.	Share transfer ratio

The Holding Company shall allot, to the holders of common stock of the Bank whose names are listed on the final shareholder registry as of the day immediately preceding the effective date of the Share Transfer, one share of common stock of the Holding Company to be incorporated for one share of common stock of the Bank held by the aforementioned shareholders.

b.	Number of shares constituting a share unit

The Holding Company will adopt a share unit system and the number of shares constituting a share unit shall be 100 shares.

c.	Basis for the calculation of share transfer ratio

Under the Share Transfer, a holding company, which is a wholly-owning parent company of the Bank, will be established through a sole-share transfer by the Bank. As there will be no changes to the composition of shareholders of the Holding Company and the composition of shareholders of the Bank at the time of the share transfer, one share of common stock of the Holding Company will be issued for one share of common stock of the Bank held by the shareholders, with the primary objective to avoid any disadvantages to such shareholders.

d.	Results, methods, and basis for calculation by a third-party institution

Due to the reason mentioned in above c., calculation of the share transfer ratio has not been conducted by a third-party institution.

e.	Number of new shares to be issued through share transfer (planned)

Shares of common stock: 23,875,486 shares (planned)

However, the above number of new shares to be issued by the Holding Company is subject to change if there are changes to the total number of shares issued by the Bank before the effectuation of the Share Transfer. As the Holding Company intends to cancel the treasury shares held by the Bank to the extent practically cancellable by the time immediately prior to the Holding Company’s acquisition of all outstanding shares of the Bank (“Record Time”), the number of treasury shares of the Bank as of March 31, 2021 (364,514 shares) is excluded from the above calculation of new shares to be issued. If the number of treasury shares as of March 31, 2021 changes by the Record Time due to the exercise of appraisal rights by shareholders or other factors, the number of new shares issued by the Holding Company may change as well.

(ii)	Matters related to share capital and capital reserves

The amount of share capital and capital reserves of the Holding Company are determined within laws and regulations, and are believed to be appropriate in light of the purpose and scale of the Holding Company as well as its capital policy following the establishment.

(2)	Matters related to the appropriateness of the provisions regarding the stock acquisition rights to be issued upon the share transfer

Under the Share Transfer, the details of the stock acquisition rights of the Holding Company to be issued to the holders of stock acquisition rights of the Bank in exchange for the stock acquisition rights they hold are largely the same as the details of the stock acquisition rights of the Bank, and one share of common stock of the Holding Company will be allotted for one share of common stock of the Bank. As such, the allotment of one stock acquisition right of the Holding Company for one stock acquisition right of the Bank to the holders of stock acquisition rights of the Bank is considered to be appropriate.

(3)	Matters regarding the wholly-owned subsidiary established through the share transfer

There were no events that had a material impact on the status of company assets subsequent to the last day of the final fiscal year of the Bank.

4.	Name of Directors of the Holding Company at the time of its establishment (excluding Directors at the time of establishment serving as Audit and Supervisory Committee Members at the time of establishment) shall be as follows:

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Yoshiaki Tamaki (Sep. 19, 1952) [Male]	Apr.	1977	Joined the Bank	5,740 shares	5,740 shares
	Jul.	1998	Branch Manager, Itoman Branch
	Jun.	2005	General Manager, Personnel Division
	Jul.	2006	Executive Officer and General Manager, Personnel Division
	Jun.	2007	Director and General Manager, Personnel Division
	Jul.	2008	Director and General Manager, General Planning Headquarters
	Jun.	2009	Managing Director
	Jun.	2011	President
	Jun.	2018	Chairman To the present (Responsible for Auditing Division)

(Significant concurrent positions)

None

[Reasons for selection as a candidate for Director]

Mr. Yoshiaki Tamaki has been involved in the personnel division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in overall bank management as President from 2011 and as Chairman from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to implement accurate, fair and effective business administration and business operation of the Holding Company by leveraging the experience and knowledge, and to contribute to improving corporate value of the Group over the medium- to long-term by fostering sustainable growth of the Group, and has selected him as a candidate for Director.

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Masayasu Yamashiro (Sep. 23, 1959) [Male]	Apr.	1982	Joined the Bank	3,380 shares	3,380 shares
	Jul.	2002	Branch Manager, Shogyo-danchi Branch
	Jun.	2010	General Manager, Credit Supervision Division
	Jun.	2011	Executive Officer and General Manager, Credit Supervision Division
	Jun.	2012	Executive Officer and General Manager, Business Administration Division
	Jun.	2013	Director and General Manager, General Planning Headquarters
	Jun.	2014	Managing Director
	Jun.	2018	President To the present

(Significant concurrent positions)

None

[Reasons for selection as a candidate for Director]

Mr. Masayasu Yamashiro has been involved in the sales promotion division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as President from 2018, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to implement accurate, fair and effective business administration and business operation of the Holding Company by leveraging his experience and knowledge, and to contribute to improving corporate value of the Group over the medium- to long-term by fostering sustainable growth of the Group, and has selected him as a candidate for Director.

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Yoshiteru Kinjo (Nov. 15, 1959) [Male]	Apr.	1983	Joined the Bank	2,100 shares	2,100 shares
	Apr.	2003	Branch Manager, Ganeko Branch
	Jul.	2009	General Manager, Head Office Business Division
	Jun.	2011	General Manager, Corporate Loan Division
	Jun.	2012	Executive Officer and General Manager, Corporate Loan Division
	Jun.	2013	Executive Officer and General Manager, Business Administration Division
	Jun.	2014	Director and General Manager, General Planning Headquarters
	Jun.	2015	Managing Director
	Jun.	2019	Senior Managing Director To the present (Responsible for General Planning Division and Personnel Division)

(Significant concurrent positions)

None

[Reasons for selection as a candidate for Director]

Mr. Yoshiteru Kinjo has been involved in the sales promotion division and general planning division, etc., and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in bank management as Director from 2014, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can be expected to implement accurate, fair and effective business administration and business operation of the Holding Company by leveraging his experience and knowledge, and to contribute to improving corporate value of the Group over the medium- to long-term by fostering sustainable growth of the Group, and has selected him as a candidate for Director.

(Note)	1.	The numbers of shares of the Bank held are based on the holding status as of March 31, 2021, and the numbers of the Holding Company shares to be allotted are stated based on that holding status and by taking into account the share transfer ratio. Therefore, the numbers of the Holding Company shares to be actually allotted may fluctuate in accordance with the holding status until immediately before the incorporation date of the Holding Company.

2.	There are no special conflicts of interest between the Bank and each candidate, and there is no prospect that any special conflicts of interest will occur between the candidates and the Holding Company in the future.

3.	When the Holding Company is established, the Holding Company will enter into a directors and officers liability insurance contract to insure its Directors. The contract covers damages in the event that insured Directors assume liability for damages due to their execution of duties (However, it does not cover certain damages that correspond to certain exemption clauses stipulated on the insurance contract). 90% of the insurance premium is borne by the Holding Company.

5.	Name of Directors of the Holding Company at the time of its establishment serving as Audit and Supervisory Committee Members at the time of its establishment shall be as follows:

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Mamoru Ikei (Dec. 17, 1958) [Male]	Apr.	1977	Joined the Bank	17,126 shares	17,126 shares
	Oct.	2001	Branch Manager, Ojana Branch
	Jul.	2008	General Manager, Corporate Loan Division
	Jun.	2010	Executive Officer and General Manager, Corporate Loan Division
	Jun.	2011	Executive Officer and General Manager, Head Office Business Division
	Jun.	2013	Managing Director
	Jun.	2016	Senior Managing Director
	Jun.	2018	Standing Corporate Auditor To the present

(Significant concurrent positions)

None

[Reasons for selection as a candidate for Director]

Mr. Mamoru Ikei has been involved in the credit supervision division and sales promotion division, and has a wealth of operational experience.

Additionally, he has demonstrated strong management capability in overall bank management as Representative Director from 2016, and is appropriately fulfilling his duties and responsibilities.

In light of these achievements, the Bank has judged that he can implement accurate, fair and effective audit of the execution of duties by Directors of the Holding Company and to contribute to securing healthy and sustainable growth of the Group by leveraging his experience and insights. Therefore, he has been selected as a candidate for Director serving an Audit and Supervisory Committee Member.

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Masahiro Hosomi (Jul. 20, 1959) [Male] [Outside] [Independent]	Apr.	1983	Joined The Mitsubishi Bank, Ltd. (currently MUFG Bank, Ltd.)	300 shares	300 shares
	Apr.	2010	General Manager of Risk Management Division, Mitsubishi UFJ Securities Co., Ltd. (currently Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.)
	Apr.	2012	General Manager of Risk Management Division, Mitsubishi UFJ Securities Holdings Co., Ltd.
	Jun.	2012	Executive Officer and General Manager of Risk Management Division, Mitsubishi UFJ Securities Holdings Co., Ltd. and Executive Officer and General Manager of Risk Management Division, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
	Jun.	2015	Managing Director, Global Chief Risk Officer, Global Chief Compliance Officer, Global Coordinator of Operations, and General Managing Officer of Risk Management Division, Operations Management Division and Operations & Procedures Planning Division of Mitsubishi UFJ Securities Holdings Co., Ltd.; Managing Director and General Managing Officer of Risk Management Division and Underwriting Review & Due Diligence Division of Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.; Managing Executive Officer of Mitsubishi UFJ Financial Group, Inc.; and Director of Morgan Stanley MUFG Securities Co., Ltd.
	Jun.	2016	Director of kabu.com Securities Co., Ltd.
	Apr.	2017	Member of the Board of Directors (Full-time Member of the Audit & Supervisory Committee), Mitsubishi UFJ Securities Holdings Co., Ltd. and Corporate Auditor, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
	Jun.	2019	Outside Director, the Bank To the present

(Significant concurrent positions)

None

[Reasons for selection as a candidate for Outside Director and expected role, etc.]

Mr. Masahiro Hosomi has advanced knowledge and experience regarding the management of limited companies, and has a wealth of specialized knowledge and wide insights particularly regarding the financial industry.

He has served as Outside Director of the Bank from 2019, and the Bank judged that he can contribute to strengthening the effectiveness of the decision-making function and supervision function of the Board of Directors of the Holding Company from an independent position from the management team, by continuing to leverage his abundant experience and extensive insights. Therefore, he has been selected as a candidate for Outside Director serving an Audit and Supervisory Committee Member.

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Hirokazu Ando (Oct. 10, 1951) [Male] [Outside] [Independent]	Jun.	1978	Joined The Sanwa Bank, Ltd. (currently MUFG Bank, Ltd.)	0 shares	0 shares
	May	1995	General Manager, Tsuchiura Branch
	Feb.	2002	Executive Officer and General Manager, Corporate Planning Division, UFJ Holdings, Inc. (currently Mitsubishi UFJ Financial Group, Inc.)
	Jun.	2003	Full-time Audit & Supervisory Board Member, Cosmo Oil Co., Ltd.
	Jun.	2017	Corporate Auditor, the Bank
	Jun.	2020	Outside Director To the present

(Significant concurrent positions)

None

[Reasons for selection as a candidate for Outside Director and expected role, etc.]

Mr. Hirokazu Ando has been involved in the sales division and corporate planning division, etc., and has a wealth of specialized knowledge and wide insights particularly regarding the banking industry. Furthermore, he has served as a Full-time Audit & Supervisory Board Member of Cosmo Oil Co., Ltd. since 2003 and Outside Corporate Auditor of the Bank since 2017. The Bank judged that he can contribute to strengthening the effectiveness of the decision-making function and supervision function of the Board of Directors of the Holding Company from an independent position from the management team, by leveraging the above-mentioned experience and insights. Therefore, he has been selected as a candidate for Outside Director serving an Audit and Supervisory Committee Member.

Name (Date of birth)	Past experience, and positions and responsibilities in the Bank (Significant concurrent positions)			Number of shares of the Bank held	Number of the Holding Company shares to be allotted

Keiko Touyama (Nov. 9, 1952) [Female] [Outside] [Independent]	Aug.	1975	Joined Environmental Health Department, Okinawa Prefectural Government	400 shares	400 shares
	Jan.	1976	Joined Naha District Court
	Mar.	1990	Retired from Okinawa Branch, Naha Family Court
	Feb.	1999	Established Keiko Touyama Judicial Scrivener Corporation (to the present)
	May	1999	Established Keiko Touyama Tax Corporation (to the present)
	Apr.	2001	Civil conciliation commissioner, Naha District Court (to the present)
	Apr.	2009	Member of Naha City Personal Information Protection Review Board (to the present)
	Apr.	2018	Domestic Relations Conciliation Commissioner, Naha Family Court (to the present)
	Apr.	2019	Member of Kyushu District Pension Record Correction Council (to the present)
	Jun.	2019	General Manager, Adult Guardianship Support Center, Okinawa Certified Public Tax Accountant's Association (to the present)
	Jun.	2020	Outside Director, the Bank To the present

(Significant concurrent positions)

Judicial Scrivener, Certified Tax Accountant

[Reasons for selection as a candidate for Outside Director and expected role, etc.]

Ms. Keiko Touyama has advanced knowledge and experience as a judicial scrivener and certified tax accountant. To have her utilize these knowledge and experience from her professional view as Outside Director, the Bank has selected her as a candidate for Director. The Bank has also judged that she will be able to contribute to work style reforms, including the active participation of women, that the Bank is promoting.

Additionally, although Ms. Touyama has not been directly involved in corporate management aside from the roles as Outside Director and Outside Corporate Auditor, the Bank judged that she can contribute to strengthening the effectiveness of the decision-making function and supervision function of the Board of Directors of the Holding Company from an independent position from the management team conducting business execution, as she has served as Outside Director of the Bank from 2020. Therefore, she has been selected as a candidate for Outside Director serving an Audit and Supervisory Committee Member.

(Note)	1.	The numbers of shares of the Bank held are based on the holding status as of March 31, 2021, and the numbers of the Holding Company shares to be allotted are stated based on that holding status and by taking into account the share transfer ratio. Therefore, the numbers of the Holding Company shares to be actually allotted may fluctuate in accordance with the holding status until immediately before the incorporation date of the Holding Company.

2.	There are no special conflicts of interest between the Bank and each candidate, and there is no prospect that any special conflicts of interest will occur between the candidates and the Holding Company in the future.

3.	Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama are candidates for Outside Director of the Holding Company.

4.	If this proposal is approved and passed as proposed, Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama are planned to be notified to the Tokyo Stock Exchange, Inc. and Fukuoka Stock Exchange, as Independent

      Directors/Auditors who have no threat to creating conflicts of interest with general shareholders.

5.	If this proposal is approved and passed as proposed, the Holding Company plans to enter into agreements with Mr. Mamoru Ikei, Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama to limit their liability for damages, pursuant to the provisions of Article 427, Paragraph 1 of the Companies Act. The limit of liability under the agreements is planned to be the minimum liability amount provided in laws and regulations.

6.	When the Holding Company is established, the Holding Company will enter into a directors and officers liability insurance contract to insure all of its Directors. The contract covers damages in the event that insured Directors assume liability for damages due to their execution of duties (However, it does not cover certain damages that correspond to certain exemption clauses stipulated on the insurance contract). 90% of the insurance premium is borne by the Holding Company.

7.	Mr. Masahiro Hosomi, Mr. Hirokazu Ando, and Ms. Keiko Touyama are candidates for Outside Directors of the Bank at this Annual General Meeting of Shareholder. If they are approved as Director of the Bank as proposed in the proposal no. 2 and if this proposal is approved and passed, they will resign from their positions as Outside Director of the Bank as of the day immediately preceding the effective date of the Share Transfer (September 30, 2021).

6.	The name of the Accounting Auditor of the Holding Company at the time of its establishment shall be as follows:
Name	Deloitte Touche Tohmatsu LLC
Principal location of business	Marunouchi Nijubashi Building, 3-2-3 Marunouchi, Chiyoda-ku, Tokyo
History	May 1968	Tohmatsu Awoki & Co. established.
	May 1975	Joined Touche Ross International (currently Deloitte Touche Tohmatsu Limited)
	February 1990	Changed company name to Tohmatsu & Co.
	July 2009	Converted to a limited liability company and changed company name to Deloitte Touche Tohmatsu LLC
Number of companies for which audit service was rendered	3,296 (as of May 31, 2020)
Share capital	1,077 million yen (as of February 28, 2021)

Staff composition	6,851 members (as of August 31, 2020)
	[Breakdown]
	Partners:	Certified public accountants:	510
	Specified Partners:		56
	Employees:	Certified public accountants:	2,757
		Partly-qualified accountants, etc.:	1,133
		Other professionals:	2,238
		Administration staff:	157
	Total:		6,851

(Note)	Deloitte Touche Tohmatsu LLC was selected as a candidate for the Accounting Auditor of the Holding Company because we believe that it is adequately qualified based on comprehensive consideration of factors, including the adequacy of audit of the Bank, its capacity to provide services including its scale and experience, its level of independence and internal control system.

The candidate received fees for advisory services as services other than those stipulated in Article 2, Paragraph 1 of the Certified Public Accountants Act (non-auditing services) from the Bank in the past two years.

7.	Stock compensation plan

(1)	Introduction of the stock compensation plan at the Holding Company

At the 87th Annual General Meeting of Shareholders held on June 22, 2018, the Bank introduced a stock compensation plan (the “Plan”) under which shares in the Bank are delivered to its Directors (excluding Outside Directors) and Executive Officers, excluding those who are non-residents of Japan (collectively, “Directors, etc. of the Bank”). The Plan is a stock compensation plan whereby shares of the Bank will be acquired through a trust (the “Trust”) using an amount of compensation for Directors, etc. of the Bank contributed by the Bank, and shares of the Bank and cash equivalent to the converted value of shares of the Bank (the “Bank Shares, etc.”) will be delivered and paid (“delivered, etc.”) to Directors, etc. of the Bank. In association with the establishment of the Holding Company, the position of settlor of the Trust will be transferred from the Bank to the Holding Company, and the Plan will be introduced at the Holding Company as well.

Accordingly, the eligible persons under the Plan shall be changed to Directors (excluding Outside Directors and Directors who are Audit and Supervisory Committee Members), and Executive Officers of the Holding Company, as well as Directors, etc. of the Bank, excluding those who are non-residents of Japan (collectively, “Directors, etc.”), whereby shares in the Holding Company as well as cash equivalent to the converted value of shares in the Holding Company (“Holding Company Shares, etc.”) will be delivered to Directors, etc.

(2)	Structure of the Trust

(i)	The Bank shall obtain shareholders’ approval by resolution of the General Meeting of Shareholders for the establishment of the Holding Company through a share transfer, including the fact that the introduction of the Plan shall be included in the Articles of Incorporation of the Holding Company.

(ii)	In association with the introduction of the Plan, the Holding Company shall establish the Share Delivery Regulations concerning the compensation of officers at the Board of Directors meeting, while the Bank shall partially amend the Share Delivery Regulations at its Board of Directors meeting, in line with the change of the Plan following the establishment of the Holding Company.

(iii)	The Holding Company and the Bank will entrust additional funds to the Trust created at the time of the introduction of the Plan by the Bank, within the limit approved by resolution of the General

Meeting of Shareholders as described in (i) above, in which Directors, etc. who meet the beneficiary requirements shall be the beneficiaries of the Trust.

(iv)	The Trust shall, according to the instruction of the trust administrator, acquire additional shares in the Holding Company from the stock market or from the Holding Company using the funds additionally entrusted in (iii) above. The number of shares to be acquired by the Trust shall be within the limit approved by resolution of the General Meeting of Shareholders as described in (i) above.

(v)	The payment of dividends for shares in the Holding Company held within the Trust shall be made in the same way as other shares in the Holding Company.

(vi)	No voting rights shall be exercised for the shares in the Holding Company held within the Trust throughout the trust period.

(vii)	During the trust period, Directors, etc. shall, in accordance with the Share Delivery Regulations of the Holding Company and the Bank, be granted a certain number of points and receive the number of shares of the Holding Company equivalent to a certain proportion of the number of points granted, while the number of shares of the Holding Company equivalent to the remaining points shall be converted into cash within the Trust pursuant to the provisions of the trust agreement, and the amount of cash equivalent to the converted value shall be paid to Directors, etc.

(viii)	If there are residual shares at the expiry of the trust period due to reasons such as a decrease in the number of eligible persons under the Plan during the trust period, such residual shares in the Holding Company will be transferred without consideration from the Trust to the Holding Company, and the Holding Company will cancel these shares by resolution of the Board of Directors. However, if a proposal for the continuation of the Plan is submitted and approved by resolution at the Holding Company, the Trust may remain in use on a continuous basis through amendment of the trust agreement and entrustment of additional funds.

(Note)	If no shares in the Holding Company remain within the Trust due to the delivery, etc. of Holding Company Shares, etc. to Directors, etc. who meet the beneficiary requirements, the Trust will be terminated before the expiry of the trust period. The Holding Company and the Bank may entrust additional funds to the Trust as funds for the acquisition of shares in the Holding Company to be delivered, etc. to Directors, etc. within the limit approved by resolution of the General Meeting of Shareholders.